EXHIBIT 10.21

EXHIBIT A

FROZEN FOOD GIFT GROUP, INC.
NOTICE OF CONVERSION

(To be executed by the Holder in order to convert a portion or all of the Note and Debenture)

The undersigned hereby elects to convert a portion of the $100,290.00 plus accrued interest Note and Debenture issued originally by FROZEN FOOD GIFT GROUP, INC. to Tangiers Investors, LP on July 1, 2011 and later exchanged into a Convertible Debenture on June 5, 2012 into Shares of Class A Common Stock of FROZEN FOOD GIFT GROUP, INC. according to the conditions set forth in such Note and Debenture, as of the date written below.

Date of Conversion: __________June 8, 2012______________________

Type of Conversion ☐ X Principal & Accrued Interest ☐    Consideration

Conversion Amount: ____________$6,250.00 ________________

Conversion Price: ________________$0.01___________________

Shares to Be Delivered: ________625,000_ shares______________

Signature: __________________

Print Name: Michael Sobeck, Managing Member of the General Partner, Tangiers Capital, LLC

Please deliver via Fedex Express Overnight AM (Fedex #300993265)

Tangiers Investors, LP
402 W Broadway, Suite 400
San Diego, CA 92101
Phone: (619) 615-4255

Other Delivery Instructions:

Please hold the certificate at the transfer agent for immediate tack back legend removal

Name: Tangiers Investors, LP
EIN # 32-0191530